EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 by Pride Petroleum Services, Inc. of our report dated May 19, 1995, on our audits of the consolidated financial statements of X-Pert Enterprises, Inc. as of February 28, 1995 and March 31, 1994, and for the eleven months and year then ended.
                                                           JOHNSON, MILLER & CO.

Hobbs, New Mexico
June 21, 1996